                                 Exhibit 23.1

              Consent Of Ernst & Young LLP, Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 17, 1996 (except for Note 19, as to which the date is October 9, 1996), in Amendment No. 6 to the Registration Statement (Form SB-2 No. 333-05871) and related Prospectus of DIGEX, Incorporated for the registration of 4,500,000 shares of its common stock.


Baltimore, Maryland
October 16, 1996